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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                       August 13, 2002 (August 13, 2002)



                            GLOBALSANTAFE CORPORATION
               (Exact name of registrant as specified in charter)



         CAYMAN ISLANDS                   1-14634               98-0108989
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         file number)         Identification No.)



 777 N. ELDRIDGE PARKWAY,  HOUSTON, TEXAS                       77079-4493
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (281) 596-5100


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ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

(c)      Exhibits

99.1 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of C. Stedman Garber, Jr., Chief Executive Officer of GlobalSantaFe Corporation.

99.2 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of W. Matt Ralls, Chief Financial Officer of GlobalSantaFe Corporation.

ITEM 9.  REGULATION FD DISCLOSURE

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, on August 13, 2002, C. Stedman Garber, Jr., Chief Executive Officer of GlobalSantaFe Corporation, and W. Matt Ralls, Chief Financial Officer of GlobalSantaFe Corporation, have provided written certifications that the Quarterly Report of GlobalSantaFe Corporation on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission (the "Report"), (i) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of GlobalSantaFe Corporation. The certifications are included as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

The information furnished pursuant to this Item 9, including Exhibits 99.1 and 99.2, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            GLOBALSANTAFE CORPORATION



Date: August 13, 2002                  By: /s/ Alexander A. Krezel
                                          --------------------------------------
                                       Alexander A. Krezel
                                       Vice President, Associate General
                                       Counsel and Assistant Secretary


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                                INDEX TO EXHIBITS

Exhibit
Number   Description
------   -----------
99.1 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of C. Stedman Garber, Jr., Chief Executive Officer of GlobalSantaFe Corporation.

99.2 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of W. Matt Ralls, Chief Financial Officer of GlobalSantaFe Corporation.